                                                                    EXHIBIT 10.5

                                 PROMISSORY NOTE

$10,000,000
                                                              New York, New York
                                                                January 11, 2005

            EMPIRE RESORTS,  INC., a Delaware corporation (the "BORROWER"),  FOR
VALUE  RECEIVED,  hereby  promises to pay to the order of BANK OF SCOTLAND  (the
"LENDER"),  at the office of Bank of Scotland,  as agent for the Lender (in such capacity,  the "AGENT"),  located at 565 Fifth Avenue,  New York, New York 10017
(or at such other  location as the holder  hereof  notifies  the  Borrower of in writing),  on the  Maturity  Date  (as such  term is  defined  in the  Agreement referred to below) the principal sum of TEN MILLION DOLLARS ($10,000,000) or, if less, the aggregate unpaid principal amount of all Loans made to the Borrower by the Lender under the Agreement,  in lawful money of the United States of America and in same day funds.

            The Borrower  promises also to pay interest on the unpaid  principal amount hereof outstanding from time to time in like money and like funds at said office  at  the  rates  and at the  times  determined  in  accordance  with  the
Agreement.

            Overdue  principal and overdue interest shall bear interest for each day,  payable on  demand,  at a rate per annum  determined  in  accordance  with
Section 3.4 of the Agreement.

            This  Note is one of the Notes  described  in,  and has been  issued pursuant to, a Loan  Agreement  dated as of the date hereof among the  Borrower, the guarantors  party thereto,  the Lender,  the other lenders from time to time party thereto and the Agent (said agreement, as amended, extended, supplemented, renewed, restated or otherwise modified from time to time, the "AGREEMENT"), and is entitled to the  benefits  thereof and of the  Security  Documents.  Upon the occurrence of an Event of Default,  the  principal of, and accrued  interest on, this Note may be  declared  to be due and  payable  in the  manner  and with the effect provided in the Agreement.

            The  Borrower  has  the  right  in  certain  circumstances  and  the obligation  under  certain other  circumstances  to repay or prepay the whole or part of the principal of this Note on the terms and conditions  specified in the
Agreement.

            The outstanding  principal  balance and accrued  interest under this
Note at any time shall be determined as shown in records made in accordance with manual, computerized,  electronic or other record-keeping systems used from time to time by the Lender or other holder of this Note.

            This is a revolving  note.  Principal  may be  advanced,  repaid and readvanced,  and this Note shall  continue  in force,  notwithstanding  that the principal balance may be reduced to zero from time to time.

            Except to the extent  required  by law which  cannot be waived,  the
Borrower waives presentment, demand, protest or notice of any kind in connection with this Note.

            The  Borrower  agrees to pay to the holder  hereof,  on demand,  all costs and  expenses  (including  legal  fees)  incurred in  connection  with the enforcement and collection of this Note,  including legal fees in bankruptcy and judicial and non-judicial foreclosure proceedings.

            THIS NOTE SHALL BE GOVERNED BY, AND  CONSTRUED IN  ACCORDANCE  WITH,
THE LAWS OF THE STATE OF NEW YORK  WITHOUT  REFERENCE  TO CHOICE OF LAW DOCTRINE
THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

            THE BORROWER HEREBY KNOWINGLY,  VOLUNTARILY AND INTENTIONALLY WAIVES
ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN  RESPECT OF ANY  LITIGATION
BASED ON, OR ARISING OUT OF,  UNDER,  OR IN CONNECTION  WITH,  THIS NOTE, OR ANY
COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR
ACTIONS OF THE BORROWER,  ANY OTHER LOAN PARTY, THE AGENT, THE LENDER, ANY OTHER
LENDER OR ANY OTHER HOLDER OF THIS NOTE.

            THIS NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT
AMONG THE PARTIES WITH RESPECT TO THE MATTERS COVERED HEREBY AND THEREBY AND MAY
NOT BE  CONTRADICTED  BY EVIDENCE OF PRIOR,  CONTEMPORANEOUS  OR SUBSEQUENT ORAL
AGREEMENTS OF THE PARTIES.

            THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

            Terms used herein and not  otherwise  defined  herein shall have the meanings provided for such terms in the Agreement.

            IN WITNESS  WHEREOF,  the  Borrower  has caused this Note to be duly executed and delivered as of the date first above written.

                                      EMPIRE RESORTS, INC.

                                      By /s/ Scott A. Kaniewski
                                         ---------------------------------------
                                      Name:   Scott A. Kaniewski
                                      Title:  CFO